UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO		63127
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 314-984-1000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting of Stockholders, held on May 22, 2013 (the “2013 Annual Meeting”), the stockholders of Panera Bread Company (the “Company”) elected the three director nominees; approved, in a non-binding advisory vote, the compensation of the Company's named executive officers; and ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

The Company's stockholders re-elected Larry J. Franklin, Diane Hessan and William W. Moreton as Class III directors, each to serve until the Company's 2016 Annual Meeting of Stockholders, or until his or her respective successor has been duly elected and qualified. In addition, the terms of office of the following directors continued after the 2013 Annual Meeting: Fred K. Foulkes, Ronald M. Shaich, Domenic Colasacco and Thomas Lynch.

The proposals acted upon at the 2013 Annual Meeting and the voting tabulation for each proposal is as follows:

Proposal 1:	To elect three directors to the Company's Board of Directors (the “Board”), each to serve for a term ending in 2016, or until his or her respective successor has been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Larry J. Franklin
Class A	21,255,158	685,441	3,346,645
Class B	3,937,752	—	—
Total	25,192,910	685,441	3,346,645

Diane Hessan
Class A	21,854,250	86,349	3,346,645
Class B	3,937,752	—	—
Total	25,792,002	86,349	3,346,645

William W. Moreton
Class A	21,766,676	173,923	3,346,645
Class B	3,937,752	—	—
Total	25,704,428	173,923	3,346,645

Proposal 2:	To approve, in a non-binding advisory vote, the compensation of the Company's named executive officers.

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

Class A	21,284,947	611,798	43,592	3,346,645
Class B	3,937,752	—	—	—
Total	25,222,699	611,798	43,592	3,346,645

Proposal 3:	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

	Votes For	Votes Against	Votes Abstaining

Class A	25,023,336	237,754	26,154
Class B	3,937,752	—	—
Total	28,961,088	237,754	26,154

Item 8.01.	Other Events.

On May 21, 2013, the Board, upon the recommendation of the Nominations and Corporate Governance Committee, elected the members of the committees of the Board, effective as of June 26, 2013, as follows.
Audit Committee
Domenic Colasacco (Chair)
Larry Franklin
Diane Hessan

Nominations and Corporate Governance Committee
Thomas Lynch (Chair)
Fred Foulkes
Larry Franklin

Compensation and Corporate Governance Committee
Fred Foulkes (Chair)
Larry Franklin
Thomas Lynch

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date:	May 28, 2013	By:	/s/ SCOTT G. BLAIR
		Name:	Scott G. Blair
		Title:	Senior Vice President, Chief Legal Officer and Secretary